EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH "[*****]"

Dated: June 2015

Amended and Restated Agreement
Between
BASELL POLYOLEFINES FRANCE S.A.S.
and
KRATON POLYMERS NEDERLAND B.V.
for the supply of 1,3-Butadiene

Table of Contents

		Page
1	Definitions and Interpretation	1

2	Supply and Purchase of Product	3

3	Quality	4

4	Scheduling and Nomination	5

5	Delivery Terms	8

6	Import	8

7	Export	8

8	Quantity and Quality Measurement	9

9	Price	10

10	Invoicing and Payment	11

11	Term and Termination	12

12	General	13

13	Notices	14

14	Force Majeure	14

15	Liability	15

16	Assignment	16

17	Confidentiality	16

18	Hardship	16

19	Severability	16

20	Governing Law and Arbitration	16

21	Counterparts	17

1,3-BUTADIENE SUPPLY AGREEMENT

THIS AGREEMENT is made         June 2015 between:
(1)    Basell Polyolefines France SAS, a company incorporated in the Republic of France, having its registered office at Usine Chimique de l’Aubette, BP 14 13131 Berre l’Étang Cedex, France, hereinafter referred to as “SELLER”; and
(2)    Kraton Polymers Nederland B.V., a company incorporated in the Netherlands, having its registered office at John M. Keynesplein 10, 1066 EP Amsterdam, The Netherlands, hereinafter referred to as “PURCHASER”
RECITALS:
(A)    SELLER manufactures 1,3 Butadiene at its plant in Berre.
(B)    PURCHASER requires supplies of 1,3 Butadiene to manufacture styrene block copolymers (SBCs) at its plant in Berre and wishes to have a stable long-term supply of 1,3 Butadiene.
(C)    SELLER is willing to supply 1,3 Butadiene to PURCHASER subject to SELLER´s 1,3-Butadiene plant availability and PURCHASER is willing to purchase and take delivery of 1,3 Butadiene from SELLER on the terms and conditions set out in this Agreement which amends and restates the agreement between SELLER and PURCHASER for the supply of 1,3 Butadiene dated 1 January 2012 (the “Original Supply Agreement”) with effect from 1 January 2017.
IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement, where the context so admits, the following words and expressions shall have the following meanings.

Affiliate
means in relation to SELLER, LyondellBasell Industries N.V. or any successor ultimate holding company of SELLER and any other company which is now or hereafter directly or indirectly affiliated with SELLER.

means in relation to PURCHASER, Kraton Polymers LLC, or any successor ultimate holding company of Purchaser, or any company which is now or hereafter directly or indirectly affiliated with PURCHASER.
For the purposes of this definition, a particular company is:

(i)
directly affiliated with another company or companies if the latter hold(s) shares or similar entitlements carrying fifty per cent (50%) or more of the votes exercisable at a general meeting of shareholders (or its equivalent) of the particular company; and

(ii)
indirectly affiliated with a company or companies (“the parent company or companies”) if a series of companies can be specified, beginning with the parent company or companies and ending with the particular company, so related that each company or companies, except the parent company or companies, is directly affiliated with one or more of the companies earlier in the series;

Agreement	means this 1,3-Butadiene supply agreement including its Attachments;

Annum	shall have the meaning given to that term by clause 11.3;

Business Day	means a day other than a Saturday or Sunday or a national public holiday in France;

First Nomination	shall have the meaning given to that term in clause 4.1;

Force Majeure	shall have the meaning given to that term in clause 14.1;

ICIS	means (Independent Commodity Information Services) the weekly publication of the ICIS-LOR Group;

Independent Inspector	means the independent inspector appointed by agreement between the parties pursuant to clause 8.2 for the purpose of determining the loaded quantity;

Month	means a calendar month;

Month One Nomination	shall have the meaning given to that term in clause 4.4;

Original Supply Agreement	shall have the meaning given to that term by Recital (C);

Planned Turnaround
means any proposed temporary termination of production by either SELLER or PURCHASER for planned or mandatory maintenance of facilities necessary for the performance of either party’s obligations under this Agreement;

Platt’s	means Platt’s Marketscan, the daily (UK-workdays) quotations service published by Standard & Poor’s a Division of The McGraw-Hill Group;

Post Termination Purchase Notice	shall have the meaning given to that term by clause 11.3;

Prolonged Sale and Purchase Period	shall have the meaning given to that term by clause 11.3;

Product	means 1,3-Butadiene complying with the specifications set forth in Attachment I;

Quarter	means a period of three consecutive Months commencing 1 January, 1 April, 1 July and 1 October in any Year;

Second Nomination	shall have the meaning given to that term in clause 4.2;

Specifications	means the specifications for the Product set forth in Attachment I;

Third Party	a person or entity other than a party or any of their Affiliates;

Tonne	means one thousand kilograms;

Wesseling Agreement
means the sales agreement for the supply of 1,3 Butadiene made between Deutsche Shell Chemie GmbH (predecessor to Basell Polyolefine GmbH) and MWW Achtundzwanzigste Vermoegensverwalttungs GmbH (predecessor to Kraton Polymers GmbH) concluded on December 1, 1999 and an amended with effect from January 1, 2012 with the addition of PURCHASER as a party, and further amended with effect from January 1, 2015; and Year    means a calendar year.

1.2	References in this Agreement to clauses and Attachments are to clauses in and Attachments to this Agreement. The Recitals and Attachments to this Agreement form part of this Agreement.

1.3	Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.4	The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa

1.5
This Agreement is an amendment and restatement of the Original Supply Agreement made pursuant to clause 12.3 of the Original Supply Agreement and shall take effect in substitution for the Original Supply Agreement in its entirely with effect from 1 January 2017 provided always the rights and any claims of a party occuring under the Original Supply Agreement prior to the date of this Agreement shall not be affected.

2.	SUPPLY AND PURCHASE OF PRODUCT

2.1
SELLER shall supply to PURCHASER, and PURCHASER shall purchase from SELLER at least *** Tonnes of Product per Year and, if so requested by PURCHASER, SELLER shall supply to PURCHASER a quantity up to *** Tonnes of Product per Year. Volume nominations shall be made and processed in accordance with the nomination procedures set forth in clause 4.

2.2
If so requested by PURCHASER, SELLER shall have the option, but not the obligation, to supply quantities of Product in excess of *** Tonnes per Year (a pro rated part of that quantity if the Agreement does not commence on the beginning of a calendar year or is terminated or expires otherwise than at the end of a calendar year) on commercial terms to be reasonably agreed between the parties having regard to the invoice price for Product supplied pursuant to clause 2.1 and the costs and savings of SELLER arising on the supply of additional including the costs of importing raw materials and/or Product.

2.3	The obligation of PURCHASER to take delivery of Product pursuant to clause 2.1 may be taken over wholly or in part by one or more of those of its Affiliates listed in Attachment III.

2.4
Each party shall use reasonable endeavors coordinate the scheduling of their respective Planned Turnarounds such that they occur at the same time. Each party shall notify the other of any Planned Turnaround as soon as possible and, in any event, with a minimum of twelve Months’ written notice given prior to the proposed date of commencement of the Planned Turnaround. A Party incurring a Planned Turnaround may at its option, by giving notice no later than on the date on which the Second Nomination (as defined in clause 4.2) is given, be released from its supply or off-take obligations (as the case may be) during the period of the Planned Turnaround following which the total amount of the First Nomination (as defined in clause 4.1) or Second Nomination (as the case may be) shall be adjusted by the amount of supply or off-take release. SELLER shall use all reasonable efforts to ensure that the amount of any such annual adjustment shall not be applied solely to the monthly nominations falling during the period of the Planned Turnaround but shall be applied pro-rata among all the monthly nominations of the relevant Year, other than effected by the Planned Turnaround, to ensure a reasonable level of continuity of supply of Product to PURCHASER.

3.	QUALITY

3.1	SELLER warrants that all Product supplied to PURCHASER shall comply with the Specifications unless otherwise agreed.

3.2
In the event that PURCHASER considers that the quality of Product delivered to it pursuant to this Agreement does not comply with the Specifications, PURCHASER shall give written notice specifying the nature of its complaint and the parties shall promptly meet so as to resolve that complaint. In the absence of any agreement to resolve the complaint the parties shall appoint at their joint cost a mutually acceptable independent surveyor to examine whether the quality of Product, as delivered, complied with the Specifications. Such surveyor shall act as an expert and, in the absence of manifest error, his decision shall be final and binding on the parties.

3.3
In the event that Product supplied by SELLER to PURCHASER is proved or agreed to have failed to meet the Specifications, PURCHASER shall be entitled at its option to (i) reject the Product in question and require delivery of Product which meets the Specifications as soon as reasonably possible, but in any event not later than 30 calendar days after receipt by SELLER of a written notice from PURCHASER requesting such re-supply or, (ii) require SELLER to reimburse the invoice value of the defective Product.

3.4
In the absence of any written notice from PURCHASER to SELLER within 15 calendar days after delivery of the Product, the Product shall be deemed to have been accepted by PURCHASER in a satisfactory condition and in all respects in accordance with the Specifications and SELLER shall have no liability to PURCHASER with respect to that delivery.

3.5	Product to be shipped for SELLER from Third Parties for supply to PURCHASER other than approved suppliers by PURCHASER as specified in Attachment IV must be approved by PURCHASER prior to shipment.

4.	SCHEDULING AND NOMINATION
Annual Nomination

4.1
On or before June 30th of each Year, PURCHASER shall nominate the volume to be supplied and purchased under the terms of this Agreement in the following Year (the “First Nomination”) having due regard to the volume range set out in clause 2.1 and specifying the time of any Planned Turnaround. In the event that PURCHASER does not send its First Nomination on or before June 30th, SELLER shall remind PURCHASER by email. In the event that such nomination is not given within two Business Days thereafter, SELLER shall determine the First Nomination for the following Year by sending it by email to PURCHASER having due regard to the volume range set out in clause2.1.

The First Nomination shall not constitute a binding purchase and off-take obligation of the PURCHASER, however, the First Nomination shall form the basis for calculating the Second Nomination as described in clause 4.2, irrespective of the actual volume supplied and purchased.

4.2
On or before September 30th of each Year, PURCHASER shall submit its second nomination of the Volume to be supplied and purchased under the terms of this Agreement in the following year (the “Second Nomination”) provided that the Second Nomination shall:

(a)	in the event that the First Nomination was not more than *** higher than the minimum volume set out in clause 2.1,not be more than *** higher than the minimum volume set out in the clause 2.1; and

(b)
in the event that the First Nomination was not more than *** lower than the maximum volume set out in clause 2.1, not be more than ten percent *** lower than the maximum volume set out in clause 2.1; and

(c)	subject to sub-clauses a) and b) in any case, not be more than *** lower or higher than the volume set out in the First Nomination; and

(d)	include any adjustment made by reason of any notice given pursuant to clause 2.4 for any Planned Turnaround.
The Second Nomination shall not constitute a binding purchase and off-take obligation of PURCHASER, however, such Second Nomination shall form the basis for calculating the Month One Nomination as described in clause 4.4, irrespective of the actual volume supplied and purchased.

4.3
In the event that PURCHASER does not send its Second Nomination on or before September 30th, SELLER will remind PURCHASER by email. In the event that such nomination is not given within two Business Days thereafter, SELLER shall determine the Second Nomination for the following Year by sending it by email to PURCHASER, having due regard to the volume range set out in clause 2.1 and the provisions of this clause 4.

Monthly Nomination

4.4
On or before the 23rd day of each Month during the term of this Agreement, PURCHASER will notify SELLER of its nomination for the amount of Product to be sold and consumed at Berre and the total amount of Product built-up in SELLER’s stock for export on behalf of PURCHASER for each month on the basis of a rolling three months programme. The nomination (being the sum of the amount to be consumed by PURCHASER and any accumulated stock) for the first month of any three month rolling programme (the “Month One Nomination”) shall be binding for both Parties unless – for the avoidance of doubt – so excused by Force Majeure in accordance with clause 14 and shall:

(a)	not deviate more than *** Tonnes from one twelfth of the Second Nomination for such Year; and

(b)	ensure that the cumulated deviation per Quarter does not exceed *** Tonnes and

(c)	ensure that the cumulated deviation per Year does not exceed *** Tonnes.

4.5
In the event that PURCHASER does not send its nomination for the next three months on or before the 23rd day of the month, SELLER will remind PURCHASER by email. In the event that such nomination is not given within two Business Days thereafter, SELLER will determine the Month One Nomination by sending it by email to PURCHASER, having due regard to the volume ranges set out in clause 4.4.

4.6
Subject to available storage capacity of SELLER, PURCHASER may re-allocate up to *** Tonnes from the amount of Product nominated in the Month One Nomination for consumption at its Berre plant to the amount nominated for export in the Month One Nomination or, subject to Product availability from SELLER, may increase Product nominated in the Month One Nomination for consumption at its Berre plant by *** Tonnes and respectively deduct Product nominated for export in the Month One Nomination up to this volume in order to react to unexpected changes in demand.

4.7
In the event that PURCHASER wants to deviate from any monthly nominations defined in clause 4.4, PURCHASER shall notify SELLER of its intention no later than on the 23rd day of the month preceding the month where the deviation shall take place. The parties shall discuss such request and SELLER shall not unduly withhold its consent.

4.8
In the event of any deviation from the Second Nominations and/or the Month One Nomination, for the avoidance of doubt, so not caused by an event of Force Majeure, PURCHASER shall be fully liable to SELLER for any direct loss SELLER might suffer as a direct result of such deviation subject to clause 4.9.

4.9
In the event of any deviation of the actual purchase volume in a Month from the relevant Month One Nomination SELLER shall use reasonable efforts to sell any excess Product to third parties at the best possible price. In advance of any sales of Product to third parties, in accordance with this clause 4.9, SELLER shall notify PURCHASER of the anticipated sale prices. The Parties agree that the choice of any Third Party purchaser of Product, in accordance with this clause 4.9, is at the sole discretion of SELLER and SELLER is under no obligation to inform PURCHASER of the identity of any such Third Party purchaser of Product.

4.10	In the event that SELLER sells any Product to a Third Party pursuant to 4.9:

(a)
if the price paid by the Third Party is lower price than the price payable by PURCHASER under this Agreement, PURCHASER shall pay the amount of the difference to SELLER (which shall be SELLER’s sole remedy for a deviation from the nomination set out in clause 4.4); and

(b)
if the price paid by the Third Party is a higher price than the price payable by PURCHASER under this Agreement, SELLER shall pay the amount of the difference to PURCHASER minus a logistics charge of €20 per ton of Product.

(c)
In the event that PURCHASER fails to take any Product nominated by PURCHASER by way of a Month One Nomination in accordance with this Agreement and SELLER, despite using reasonable efforts, cannot sell such Product to a Third Party, PURCHASER shall pay to SELLER the price for the Product as if it had been supplied by SELLER and taken by PURCHASER in accordance with this Agreement.

4.11
In the event that SELLER fails to supply any Product nominated by PURCHASER in accordance with this Agreement and PURCHASER exercises its right to purchase the under-supplied volume of Product from a Third Party pursuant to clause 15.4, and the price paid by PURCHASER to the Third Party is higher than the price for such Product under this Agreement, then provided that PURCHASER has used reasonable efforts to buy the Product from the Third Party at the best possible price, SELLER shall pay to PURCHASER the difference between the price paid to the Third Party and the price payable under this Agreement plus any carriage and insurance costs paid by PURCHASER, in connection with the relevant delivery.

4.12
In the event that SELLER fails to supply any Product nominated by PURCHASER in accordance with this Agreement, and PURCHASER has been unable to purchase the whole or any part of the under-supplied volume of Product from a Third Party despite using reasonable efforts, PURCHASER shall at its option (a) be excused from its obligations to purchase an equivalent amount of Product under this Agreement or (b) claim the under-supplied volume of Product to be delivered by SELLER to PURCHASER in a later month. PURCHASER shall elect option a) or b) in the month following the month of SELLER’s breach. PURCHASER may exercise its elected option at its discretion at any time during the period of month 3 to month 12 following the month of SELLER’s breach.

4.13
PURCHASER may, at its option, once in each Month in place of its production run consuming Product substitute a production run consuming isoprene; provided always that (1) the reception of Product by PURCHASER shall not be interrupted by more than *** consecutive days, (2) PURCHASER shall have given SELLER not less than four weeks’ notice of such substitution, and (3) a minimum of at least *** calendar days must pass after the end of any such isoprene production run before a new isoprene production run may begin.

4.14	In case PURCHASER requests Product export in line with clause 7, the month of export so nominated by PURCHASER becomes binding upon the Parties.

5.	DELIVERY TERMS

5.1
SELLER shall supply Product by pipeline from SELLER’s production facilities in Berre on a CPT basis to PURCHASER’s flange at Berre. To the extent not inconsistent with any terms of this Agreement, Incoterms (2010 edition) shall apply.

5.2	Title and risk in the Product shall pass from SELLER to PURCHASER when the Product passes PURCHASER’s flange between SELLER’s and PURCHASER’s plant at Berre.

6.	IMPORT

6.1
In the event that SELLER fails to supply the nominated volume of Product in accordance with the terms of this Agreement (whether as a result of a Force Majeure event or otherwise), SELLER shall facilitate the import of Product by PURCHASER, including without limitation use of SELLER’s facilities at Berre including, but not limited to, SELLER’s port facilities, shore tanks, pipeline system, and PURCHASER shall not be liable to SELLER for a terminal, handling or other fee for its use of such facilities.

6.2
If PURCHASER wishes to import Product from a third party supplier for reasons other than those set out in clause 6.1, the volumes and timing of such imports shall be subject to SELLER’s prior written consent, such consent not to be unreasonably withheld, and PURCHASER shall pay SELLER a terminal and handling fee of Euro *** per Tonne.

6.3	If SELLER swaps imported Product with Product supplied to PURCHASER by a Third Party, PURCHASER shall pay to SELLER a handling fee of Euro *** per Tonne.

7.	EXPORT

7.1	At the request of PURCHASER, SELLER shall make Product available to an Affiliate of PURCHASER, subject to:

(a)	a maximum of *** per Quarter and *** Tonnes per Year, unless agreed otherwise by the parties;

(b)	PURCHASER giving SELLER at least three months prior written notice of such export,

(c)	the availability of storage and berth capacity at loading (giving priority to SELLER’s requirements);

(d)	a maximum vessel size of 3,500 Tonnes

(e)	the export process as further detailed in Attachment V.

7.2	Provided the intended destination of shipment by PURCHASER is Houston, SELLER will make reasonable efforts to facilitate the handling and unloading of the vessel through one of its Affiliates.

7.3	Product exported to the US Gulf Coast pursuant to this clause 7 shall meet the US Gulf pipeline specifications upon loading.

7.4
Where Product is exported to the US Gulf Coast under this clause 7, PURCHASER shall pay to SELLER ***. Any demurrage fees at port of loading (Berre) shall be for SELLER’s account unless such demurrage fees at port of loading have been caused by circumstances within PURCHASER’s and / or its Affiliates’ reasonable control and influence, in which case these demurrage fees shall be for PURCHASER’s account. PURCHASER shall send vessel nomination to SELLER for approval. Such approval shall be given within 24 hours latest. The nomination shall include:

Vessel Name and Imo number
Product and Parcel Size + margin on volume [min/max, 5% moloo, 5% molco etc]
Loading Laycan
Loading port
Discharge port and intended terminal
Current ETA Loading and discharging port
Laytime for discharging [total hours shinc]
Demurrage rate: USD [X] per day pro rata
Freight rate:
Governing shipping terms: Asbatankvoy charter party terms

7.5
Delivery of exports of Product in accordance with this clause 7 shall take place FOB Berre or FOB Flushing, The Netherlands, Vopak Terminal (Incoterms 2010) in SELLER`s option. Title in the Product shall pass with risk at the time of delivery.

8.	QUANTITY AND QUALITY MEASUREMENT

8.1	For Product delivered by pipeline, the quantity supplied shall be determined by SELLER based on the reading given by its calibrated flow meters, corrected for temperature.

8.2
For Product delivered on FOB Berre basis following clause 7, the quantity supplied shall be determined by an independent inspector appointed by agreement between the parties (‘Independent Inspector’). The basis for determining compliance with quality specifications shall be composite and individual compartment samples taken from shore tank prior to loading by the Independent Inspector. The parties shall instruct the Independent Inspector to draw samples and submit them to an independent or SELLER’s laboratory of his or her choice for analysis in accordance with that laboratory’s test methods, and to determine the quantity of Product by reference to shore tank measurements. The quantity of Product determined by the Independent Inspector will be binding on the parties, unless one party proves to the other’s reasonable satisfaction that the Independent Inspector is in error.

8.3
SELLER shall submit to PURCHASER all shipping documents required for export specified in Attachment V and requested by PURCHASER via email not later than five Business Days before, and make available all original documents not later than five Business Days after the vessel is discharging at port of destination.

8.4
SELLER shall be responsible for the upkeep and regular maintenance of its calibrated flow meters. SELLER shall arrange for the testing and calibration of all its calibrated flow meters on a regular scheduled basis.

8.5
If at any time PURCHASER has reasonable grounds to suspect that any measuring equipment is not accurate in any respect, the discrepancy or suspected discrepancy shall be immediately reported to SELLER in writing along with any evidence in support of such claim and SELLER shall arrange for the testing of the relevant piece of measuring equipment.

8.6
If any piece of measuring equipment fails to register or, upon test, is found not to be within ± 0.5 percent accuracy then, for the purposes of this Agreement, a reasonable adjustment in accordance with generally accepted engineering practices shall be made correcting all measurements made with that piece of measuring equipment. Such adjustments shall reflect, if determinable, the actual period during which any inaccurate measurements were made. If such period cannot be determined it shall be deemed to be such period as shall be equal to one-half of the time from the date of the previous test of such measurement equipment, provided that the period covered by any such correction shall not exceed 6 Months.

9.	PRICE

9.1	The invoice price, in Euro/Tonne CPT (Incoterms 2010) Berre, shall be paid by PURCHASER to SELLER for Product sold and delivered pursuant to clause 2.1 and, subject to clauses 9.2 and 2.2, shall be:
***

9.2
SELLER shall no later than October 1 in each Year give PURCHASER notice of the volume of Product in excess of *** Tonnes available for nomination by PURCHASER in the following Year (or a pro rata part of such volume if the Agreement terminates or expires otherwise than at the end of a calendar year). Notwithstanding clause 9.1 and subject to clause 2.2, the price for quantities of Product nominated by PURCHASER in excess of *** Tonnes in any particular Year (or a pro rata part of such volume if the Agreement does not commence on the beginning of a calendar year or is terminated or expires otherwise than at the end of a calendar year) which is also in excess of the quantity of Product produced by SELLER’s manufacturing facility in Berre in that particular Year which, for the purpose of this clause, is set at a minimum of *** Tonnes (or pro rata part of such volume), shall be calculated in accordance with the pricing formula as agreed in the Wesseling Agreement (more specifically in paragraph 2 of the second amendment to the Wesseling Agreement) ,as may be amended from time to time, plus an additional terminal and handling fee of *** Euro/mt. ***

9.3
If ICIS ceases to publish the above information (including, for the avoidance of doubt, if ICIS ceases to publish a BDEUMCP for Butadiene), then the parties shall agree in writing an alternative publication or price to be used to determine appropriate quotations.

9.4	Prices will be subject, where applicable, to VAT, Excise Duty and any other government tax or duty.

10.	INVOICING AND PAYMENT

10.1	SELLER shall issue to PURCHASER a monthly invoice in Euro within 5 Business Days following the Month in which the deliveries took place.

10.2
With the exception of Product exports in accordance with clause 7, PURCHASER shall make payment against each invoice in Euro (or any other currency as agreed between the parties) no later than the *** calendar day after the Month of delivery. Where the *** day is a Saturday, payment must be received by SELLER on the last Business Day preceding the ***. Where the *** calendar day falls on a Sunday, payment must be received by SELLER on the next Business Day following the ***.

10.3	PURCHASER shall make payment against each invoice relating to exports of Product no later than *** days after the bill of lading date.

10.1
If PURCHASER fails to pay SELLER in accordance with the terms of this clause 10, and PURCHASER fails to cure such default within five Business Days of receipt of a notice to do so, SELLER may at its option and without limiting its other rights and remedies, (i) terminate this Agreement with immediate effect by written notice to PURCHASER without any further action or formality being required, (ii) suspend or cancel deliveries until all indebtedness is paid in full , and/or (iii) place PURCHASER on a cash-on-delivery basis.

10.2
If, in the reasonable opinion of SELLER, the financial position of PURCHASER is impaired or unsatisfactory, SELLER shall invite PURCHASER by means of a written notice, to meet and agree within five Business Days from such notice, on a resolution of the issues and in case the parties fail to reach an agreement within such timeframe , then SELLER , may at its option and without limiting its other rights and remedies , (i) suspend or cancel deliveries , and/or (ii) place PURCHASER on a cash‑on‑delivery basis. If SELLER exercises the option as set out in this clause 10.5 , PURCHASER may terminate the Agreement with immediate effect by written notice to SELLER without any further action or formality being required.

10.3	All invoices except for invoices relating to the export of Product to the US must be sent to:
Kraton Polymers Nederland B.V.
Finance Department
Keynes Building
John M. Keynesplein 10
1066 EP Amsterdam
The Netherlands
(VAT Number: FR 50 522964196)

10.4	Invoices relating to the export of Product to the US must be issued and sent to:
Kraton Polymers LLC.
Belpre Invoice Processing
PO Box 219
Belpre Ohio 45714
(Tel: +1 740 423 2410, Fax: +1 740 423 2420)

11.	TERM AND TERMINATION

11.1
This Agreement shall be deemed to have become effective on 1st January 2017 and shall remain in force until terminated either in accordance with either clause 10.4, 10,5, 11.2 or 11.3, or by either party giving the other at least 18 Months’ notice of termination in writing expiring at the end of a Month provided, however, that the effective date of such termination shall not be prior to 31st December 2023. For the purpose of this clause 11, “end of a Month” shall mean 24:00 hours of the last day of the Month”.

11.2
If at any time during the term of this Agreement either party fails to perform their obligations under this Agreement (except clause 2.1) and does not remedy that failure within 60 calendar days of receipt of written notice from the other party, then the other party shall be entitled (without prejudice to its other rights and remedies) to terminate this Agreement with immediate effect.

11.3	***

12.	GENERAL

12.1	This Agreement shall be binding upon and shall inure for the benefit of the permitted assignees of the parties.

12.2	No failure to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

12.3	Variations of this Agreement shall not be effective unless made in writing signed by duly authorised representatives of the parties.

12.4
This Agreement sets out the entire agreement and understanding between the parties with respect to its subject matter and supersedes all previous agreements, arrangements and understandings between the parties (including the Original Supply Agreement) which, subject to clause 1.5, shall cease to have any further force or effect.

13.	NOTICES
Any notice required to be given by either party to the other shall be in writing and shall be deemed validly served by hand delivery or by prepaid registered letter, sent through the post to its address given below, or such other address as may from time to time be notified for this purpose and any notice served by hand shall be deemed to have served on delivery, and any notice served by prepaid registered letter shall be deemed to have been served 48 hours after the time of which it was posted, and in proving service it shall be sufficient (in the case of service by hand or prepaid registered letter) to prove that the notice was properly addressed and delivered or posted, as the case may be.
PURCHASER: KRATON POLYMERS NEDERLAND B.V.
Keynes Building
John M. Keynesplein 10
1066 EP Amsterdam
The Netherlands

SELLER: BASELL POLYOLEFINES FRANCE SAS
81 Avenue Francois Arago,
92000 Nanterre
France

14.	FORCE MAJEURE

14.1
Neither party shall be under any liability to the other whether in contract or in tort due to the first party being delayed or hindered in or prevented from performing any or all of its obligations under this Agreement by reason of fire, explosion, accident, flood, act of God, war, riot, labour dispute, strike, lockout, plant breakdown, shortage or non-availability of raw materials or any other cause (whether or not of the same nature as the foregoing) beyond the reasonable control of the party in question (‘an event of Force Majeure’).

14.2
For the avoidance of doubt, any reduction in the production or supply of raw materials within the reasonable control of SELLER *** shall only constitute an event of Force Majeure, if SELLER is generally (including other than his usual sources) unable to obtain any raw materials used in manufacturing the Product in a commercially reasonable way, measured objectively and giving consideration to historical practices.

14.3
If either party is unable to perform any of its obligations under this Agreement by reason of any event of Force Majeure, or if either party considers it likely that it may become so unable, then that party shall as soon as reasonably practicable notify the other of the nature, estimated extent and duration of such inability. In case of any reasonable doubt as to occurrence of any event of Force Majeure, preventing a party from fulfilling its contractual obligations under this Agreement, the other party has the right to have any of such causes confirmed by an independent auditor, subject to the approval of the other party, such approval not to be unreasonably withheld. In such an auditing process, the party declaring Force Majeure will give access to any necessary information available to that party, unless that party is bound by secrecy agreements. However it being explicitly understood that all decisions concerning health, safety and environmental matters shall be at the sole discretion of the party declaring Force Majeure. The party affected by Force Majeure shall use all reasonable efforts to remedy the event of Force Majeure as soon as possible.

14.4
In the event of a shortage of Product supply or demand under this Agreement caused by an event of Force Majeure, the volume to be delivered or taken in the period affected by Force Majeure shall be reduced on a pro rata basis with quantities to be delivered or taken under binding contracts in existence at the time the Force Majeure event occurred or could reasonably be anticipated.

15.	LIABILITY

15.1
Subject to clause 15.3, in the event that Product supplied under this Agreement does not comply with the Specifications, SELLER shall promptly replace such Product or, at the option of PURCHASER, reimburse PURCHASER the invoice value of the defective Product and SELLER shall have no other liability in contract or in tort or in any other way for any loss or damage to PURCHASER arising from any act or omission in or relating to the supply or failure to supply Product under this Agreement.

15.2
Subject to clause 15.3, neither party shall be liable to the other for loss of profits, loss of margin, loss of use, loss of contract, loss of good goodwill or any indirect or consequential losses of any nature whatsoever, whether or not caused by or resulting from the negligence of such party or breach of its statutory duties or a breach of its obligations under this Agreement howsoever caused.

15.3	Nothing in this Agreement shall exclude, restrict or limit any liability of SELLER for:

(i)	death or personal injury resulting from negligence as defined in the Unfair Contract Terms Act 1977; or

(ii)	fraud or any other matter if and to the extent that, under English law, liability for it cannot be excluded, restricted or limited as against PURCHASER in the context of this Agreement.

15.4
To the extent that SELLER is in breach of any supply obligation under this Agreement, or if SELLER has failed to supply Product pursuant to an event of Force Majeure which has, in any case, resulted in a shortfall in supply or failure in supply of Product to PURCHASER under this Agreement, PURCHASER shall, upon prior written notice to SELLER of such intention, have the right to purchase elsewhere at its own risk and cost, such quantities of Product as may be necessary to cover the shortfall in its requirements resulting from the shortfall in, or failure to, supply to it during the period of such shortfall or failure to supply.

15.5
Any quantities of Product purchased by PURCHASER from Third Parties in the context of clause 15.4 shall be deducted from the annual volume of Product on an equivalent basis for the purposes of clause 2.1.

16.	ASSIGNMENT
Either party may at any time, with the prior written consent of the other party (such consent not to be unreasonably withheld or delayed), assign all or any part of the benefit of, or its rights and benefits under, this Agreement except that no consent shall be required in the case of an assignment to an Affiliate or Affiliates.

17.	CONFIDENTIALITY
Each party shall ensure that unless the other party gives its prior written consent no information regarding the contents or performance of this Agreement shall be disclosed except to an Affiliate and only then, if and to the extent such Affiliate needs to know the terms and conditions of this Agreement. The party in question shall ensure that the Affiliate in question is notified of the confidential nature of this Agreement and that such Affiliate enters into an appropriate confidentiality undertaking.

18.	HARDSHIP
***

19.	SEVERABILITY

19.1
If any of the provisions of this Agreement is or becomes illegal, void or unenforceable under the law of any jurisdiction, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall remain and continue in full force and effect.

19.2	The invalidity of one or more provisions of this Agreement shall not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(b)	the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

20.	GOVERNING LAW AND ARBITRATION

20.1	This Agreement shall be governed by and construed in accordance with English law.

20.2
In the event any dispute, controversy, or difference of opinion arises between the parties hereunder out of or in relation to or in connection with this Agreement or the breach thereof, the parties agree that all disputes arising in connection with the present Agreement shall be finally settled under the rules of conciliation and arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with those rules. The place of arbitration shall be Rotterdam and the language shall be English.

21.	COUNTERPARTS

21.1	This Agreement may be executed in any number of counterparts, and by the parties in separate counterparts, but shall not be effective until each party has executed at least one counterpart.

21.2	Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

21.3
Transmission by a Party of an electronic copy of an executed counterpart of this Agreement (but for the avoidance of doubt not just a signature page) by e-mail in Portable Document Format (.pdf) shall take effect as delivery of an original executed counterpart.

IN WITNESS whereof this document has been signed by duly authorised persons on behalf of the parties the day and year first before written.

BASELL POLYOLEFINES FRANCE SAS
By:
Name:
Title:

KRATON POLYMERS NEDERLAND B.V.
By:         By:
Name:    Name:
Title:    Title:

Attachment I

	Special Quality Requirement		Signed:
1,3 Butadiene
SC Berre
PRODUCT CODE	***
REFERENCE
DATE OF ISSUE	6.2.1995
PROPERTY	Unit	Specification	SC	Revised
		Method	Berre
SPEC
1,3 Butadiene	%(m/m)	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***

(*) For Butadiene imports: no free water. For produced BD, compliance with water content is relying on glycol operation by PURCHASER’S plant.

Attachment II

Intentionally left blank

Attachment III
List of PURCHASER Affiliates
Kraton Polymers France SAS
Kraton Polymers US LLC
Kraton Polymers Nederland B.V.

Attachment IV
PURCHASER Approved 1,3-Butadiene Suppliers List for Berre.
***
***
***

Attachment V
EXPORT DOCUMENTATION